UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

ADAPTIVE BIOTECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38957	27-0907024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1165 Eastlake Avenue East
Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 659-0067

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 30, 2025, Adaptive Biotechnologies Corporation (the “Company”) announced that Digital Biotechnologies, Inc. (“Digital Biotechnologies”), a 70% owned subsidiary of the Company, held an initial closing of its Series A Preferred Stock financing, with total anticipated proceeds in the financing round of up to $15 million. Upon completion of the Series A round, the Company expects to retain a nearly 50% ownership interest in Digital Biotechnologies and to continue to consolidate the results of Digital Biotechnologies in the Company’s financial statements.

This Form 8-K contains forward-looking statements that are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding completion of the Digital Biotechnologies’ financing, total proceeds therefrom, and the Company’s ownership interest in Digital Biotechnologies thereafter. In some cases, you can identify forward-looking statements by the words “anticipated,” “expects,” “continue,” or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time, similar risks applicable to Digital Biotechnologies, and additional risks reflecting that Digital Biotechnologies is an early stage company with no revenues and limited activities to date. We caution you not to place undue reliance on forward-looking statements, which are inherently uncertain. The Company undertakes no obligation to update any forward-looking statements for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptive Biotechnologies Corporation

Date: December 30, 2025	By:	/s/ Kyle Piskel
Kyle Piskel Chief Financial Officer